Filed under Rule 497(k)

Registration No. 002-86188

Anchor Series Trust

SA Wellington Natural Resources Portfolio (the “Fund”)

Supplement dated November 3, 2017, to the Fund’s

Summary Prospectus dated May 1, 2017, as supplemented and amended to date

The following changes are effective immediately:

Under the heading “Investment Adviser,” the section entitled “Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name and Title	Portfolio Manager of the Portfolio Since
Robert F. Hayes, III, CFA Senior Managing Director and Global Industry Analyst	2017
Mark N. Viviano, CFA Managing Director and Global Industry Analyst	2017

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.